UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 6, 2026

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097

State of Hawaii
(State or other jurisdiction of incorporation)

1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:
 (808) 543-5662

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hawaiian Electric Industries, Inc.	Common Stock, Without Par Value	HE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Scott T. DeGhetto’s term as the Company’s Executive Vice President & Chief Financial Officer, or principal financial officer (“PFO”), ended on April 1, 2026. On April 6, 2026, the Company entered into a Consultant Services Agreement (the “Agreement”) with Mr. DeGhetto, through his wholly-owned and self-managed limited liability company, Emberstone, LLC (“Mr. DeGhetto”), to advise the Company on debt and equity financing, corporate dispositions and other market-related projects reasonably requested by the Company’s Chief Executive Officer (the “Services”). The Agreement has a term of one year ending on April 5, 2027, unless terminated earlier pursuant to the terms of the Agreement (the “Term”). During the Term, Mr. DeGhetto will be paid a monthly fee of $200,000, plus the amount of applicable general excise or use taxes (the “Fee”). In addition to the Fee, at the end of the Term, Mr. DeGhetto will be paid $1,350,000, plus the amount of applicable general excise or use taxes, for performing certain special projects described in the Agreement (the “Special Projects Fee”). The Fee and Special Projects Fee will be prorated if the Agreement is terminated before the end of the Term by the Company for Cause, as defined in the Agreement, or by Mr. DeGhetto for any reason. The Company will also reimburse Mr. DeGhetto for reasonable out-of-pocket business expenses incurred in performing the Services.
The Fee and Special Service Fee are in addition to the previously reported $800,000 to be paid for consulting services performed through March 1, 2027, that was part of the compensation package approved for Mr. DeGhetto in November 2024. For more information, see Item 5 of the Form 10-Q filed with the SEC on November 8, 2024.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Registrant)
/s/ Paul K. Ito
Paul K. Ito
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

Date: April 10, 2026

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